Exhibit 99(b)

              FIRST AMENDED AND RESTATED PURCHASE AGREEMENT

            This FIRST AMENDED AND RESTATED PURCHASE AGREEMENT is made as of this 3rd day of October, 1991, by and between SEARS, ROEBUCK AND CO., a New York corporation ("Sears"), having its office at Sears Tower, Chicago, Illinois 60684 and SEARS RECEIVABLES FINANCING GROUP, INC., a Delaware corporation ("SRFG") having its office at 3711 Kennett Pike, Greenville, Delaware 19807.

            WHEREAS, SRFG desires to purchase certain Receivables from Sears and Sears desires to sell such Receivables to SRFG;

            WHEREAS, Sears and SRFG are parties to the Purchase
Agreement dated as of October 3, 1991, by and between Sears and SRFG (the "Original Purchase Agreement"); and

            WHEREAS, Sears and SRFG desire to amend and restate the Original Purchase Agreement.

            NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                ARTICLE I

                           CERTAIN DEFINITIONS

            As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

            "Account" shall mean an open-end retail charge plan for specified Persons, maintained by Sears or an affiliate of Sears with respect to the sale of goods or services, receivables under which are transferred to SRFG pursuant to this Agreement or the Contribution Agreement. No Account shall be a Charged-Off Account as of the Account Selection Date. Each Account shall be identified by account number on
Schedule 1 to the Pooling and Servicing Agreement. The definition of Account shall include each account (a "Transferred Account") into which an account shall be transferred provided that (i) such transfer was made in accordance with the Credit Guidelines (as defined in the Pooling and Servicing Agreement) and (ii) such Transferred Account can be traced or identified as an account into which an Account has been transferred.
The term "Account" shall be deemed to refer to an Additional Account only from and after the Additional Account Cut-Off Date with respect thereto.

            "Account Selection Date" shall mean, for any Account, the last day of the Due Period ending in June 1991.

            "Add-ons" shall mean Receivables arising in the Accounts after the Cut-Off Date.

            "Addition Date" shall mean the date of an Additional
Assignment as described in Section 5.05 hereof.

            "Additional Account Cut-Off Date" shall have the meaning specified in Section 5.05 hereof.

            "Additional Accounts" shall have the meaning specified in
Section 5.05 hereof.

            "Additional Assignment" shall have the meaning specified in
Section 5.05 hereof.

            "Agreement" shall mean this First Amended and Restated Purchase Agreement and all amendments hereof and supplements hereto.

            "Billing Cycle" shall mean, with respect to any Account, the billing cycle for such Account as determined by Sears or the applicable affiliate of Sears in accordance with its normal practice.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Chicago, Illinois, Phoenix, Arizona or the city in which the Corporate Trust Office (as defined in the Pooling and Servicing Agreement) is located, are authorized or obligated by law or executive order to be closed.

             "Charged-Off Account" shall mean each Account with respect to which the Receivables in such Account have been charged-off as uncollectible.

            "Closing Date" shall mean the closing date of the transactions contemplated under Section 2.01 of the Pooling and Servicing Agreement.

            "Collections" shall mean (i) all payments including Insurance Proceeds, if any, received by Sears or an affiliate of Sears in respect of the Receivables at one of its central administrative units charged with processing funds and recording them in Sears or such affiliate's records, as applicable, in the form of cash, checks, wire transfers, ATM transfers or other forms of payment in accordance with a Credit Agreement in effect from time to time and (ii) amounts treated as Collections pursuant to various provisions of the Pooling and Servicing Agreement. A Collection processed on an Account in excess of the aggregate amount of Receivables in such Account shall be credited to such Account or refunded to the Obligor by Sears or an affiliate of Sears in accordance with its normal practice.

            "Contributed Receivables" shall mean that portion of the Receivables transferred to SRFG pursuant to the Contribution Agreement.

            "Contribution Agreement" shall mean the First Amended and Restated Contribution Agreement between Sears and SRFG dated as of the date hereof and all amendments thereof or supplements thereto.

            "Credit Agreement" shall mean, with respect to an Account, the contract governing such Account.

            "Cut-Off Date" shall mean, for any Account, the last day of the Due Period ending in August 1991. The Cut-Off Dates for the
Accounts are sometimes collectively referred to as the "Cut-Off Date."

            "Date of Processing" shall mean, with respect to any transaction, the date on which such transaction is first recorded on the computer master file of credit accounts maintained on behalf of SRFG at one of Sears or an affiliate of Sears central administrative units charged with processing funds and recording them in Sears or such affiliate's records (without regard to the effective date of such recordation).

            "Distribution Date" shall mean October 15, 1991 and the 15th day of each calendar month thereafter, or, if such 15th day is not a Business Day, the next succeeding Business Day.

            "Due Period" shall mean, with respect to any Account at any time, the period included in each monthly Billing Cycle applicable to such Account. When used with respect to all the Accounts and related to a Distribution Date, "Due Period" shall mean, collectively, the respective Due Periods applicable to each of the Accounts, which commenced in the second preceding calendar month and ended in the calendar month next preceding such Distribution Date, and shall be referred to herein as a "related Due Period" with reference to a Distribution Date.

            "Eligible Receivable" shall mean each Receivable: (i) which is payable in United States dollars, (ii) which was created in compliance, in all material respects, with all Requirements of Law applicable to Sears or one of its affiliates, as applicable, and SRFG and pursuant to a Credit Agreement which complies, in all material respects, with all Requirements of Law applicable to Sears or one of its affiliates, as applicable, and SRFG, (iii) as to which, at the time of the conveyance of such Receivable to SRFG, Sears will have good and marketable title thereto free and clear of all Liens, and (iv) which constitutes an "account," "general intangible" or "chattel paper" under and as defined in Article 9 of the UCC as then in effect in the State of Illinois.

            "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof.

            "Ineligible Receivable" shall have the meaning specified in
Section 5.06(d) hereof.

            "Insurance Proceeds" shall mean any amounts recovered pursuant to any credit life insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

            "Investor Certificates" shall mean the certificates executed by SRFG and authenticated by the Trustee under the Pooling and Servicing Agreement.

            "Investor Interest" shall mean, on any date of determination, the Investor Interest on such date under the Pooling and Servicing Agreement.

            "Investor Monthly Servicing Fee" shall have the meaning specified in Section 3.02 of the Pooling and Servicing Agreement.

            "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, encumbrance, lien or other security agreement, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing, except that statutory and other non-consensual liens shall not be Liens.

            "Monthly Servicing Fee" shall have the meaning specified in
Section 3.02 of the Pooling and Servicing Agreement.

            "Obligor" shall mean with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof.

            "Person" shall mean an individual, a partnership or a Corporation. The term "Corporation" for the purposes of the preceding sentence only shall mean a corporation, joint stock company, business trust or other similar association.

            "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement by and among Sears as Servicer, SRFG as Seller and Bank of America Illinois (formerly Continental Bank, National Association) as Trustee, dated as of September 15, 1991, as amended, providing for the issuance of credit account pass-through certificates.

            "Portfolio Repurchase Event" shall have the meaning set forth in Section 5.06(a) hereof.

            "Principal Receivable" shall mean each Receivable other than Receivables in respect of finance charges.

            "Receivable" shall mean any amount owing by the Obligors under an Account from time to time, including, without limitation, amounts owing for the payment of goods and services, finance charges and other charges, if any. A Receivable shall be deemed to have been created at the end of the day on the Date of Processing of such Receivable. A Receivable shall not include any receivable in a Charged-Off Account.

            "Receivable Repurchase Event" shall have the meaning set forth in Section 5.06(c) hereof.

            "Receivables Purchase Price" shall mean $497,277,500.

            "Requirements of Law" for any Person shall mean the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any requirement of any law, rule or regulation or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System); provided, however, that any such requirement shall not be deemed a Requirement of Law if the enforcement of such requirement would not have a material adverse effect upon the collectability of the Receivables taken as a whole.

            "Sears" shall mean Sears, Roebuck and Co., a New York corporation, and its successors and assigns.

            "Seller Interest" shall mean, on any date of determination, the Seller Interest on such date under the Pooling and Servicing
Agreement.

            "Seller Monthly Servicing Fee" shall have the meaning set forth in Section 6.02 hereof.

            "SRFG" shall mean Sears Receivables Financing Group, Inc., a Delaware corporation and its successors and assigns.

            "Trustee" shall mean the institution executing the Pooling and Servicing Agreement as Trustee, or its successor in interest, or any successor trustee appointed as therein provided.

            "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.


                               ARTICLE II

                    PURCHASE AND SALE OF RECEIVABLES

            Section 2.01  Purchase and Sale of Receivables.

            (a) Transfer of Receivables. Simultaneously with the Closing Date transactions pursuant to the Contribution Agreement and the Pooling and Servicing Agreement, Sears hereby sells, transfers, assigns and otherwise conveys to SRFG, without recourse, all right, title and interest of Sears in and to the Receivables (other than the Contributed Receivables) existing as of the Cut-Off Date and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Illinois) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such sale, transfer, assignment or conveyance is deemed not be constitute a valid transfer and assignment to SRFG of all right, title and interest of Sears in and to such property, Sears does hereby grant to SRFG a security interest therein.

            (b) Receivables Purchase Price. In consideration for the Receivables (except the Contributed Receivables) and payment by Sears of all expenses of SRFG incurred in connection with the issuance of the Investor Certificates pursuant to the Pooling and Servicing Agreement (regardless of the amount of such expenses), SRFG (i) shall simultaneously herewith pay to Sears the Receivables Purchase Price,
(ii) hereby agrees to loan (without further action of SRFG) to Sears all Collections in respect of the Receivables without interest until such funds are to be disbursed by Sears as Servicer to or on behalf of SRFG as Seller in accordance with the terms of the Pooling and Servicing Agreement, which loan shall be payable to SRFG on demand, and (iii) in further consideration for the Add-ons, agrees to purchase such Add-ons pursuant to Section 6.03 hereof.

             Section 2.02 The Closing. The sale and purchase of the Receivables shall take place at a closing (the "Closing") at the offices of Latham & Watkins, 5800 Sears Tower, Chicago, Illinois 60606 on the Closing Date, simultaneously with the closings under the Contribution Agreement and the Pooling and Servicing Agreement.


                               ARTICLE III

                     REPRESENTATIONS AND WARRANTIES

            Section 3.01 Representations and Warranties of SRFG. SRFG hereby represents and warrants to Sears as of the date hereof:

            (a) Organization, etc. SRFG has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the State of Delaware, and has full corporate power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

            (b) Due Authorization. The execution, delivery and performance by SRFG of this Agreement have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of SRFG, and do not and will not conflict with or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or to the best of SRFG's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Agreement is the valid, binding and enforceable obligation of SRFG, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally, general principles of equity (whether considered in a proceeding at law or in equity) or the discretion of the court before which any proceeding therefor may be brought.

            Section 3.02 Representations and Warranties of Sears. Sears hereby represents and warrants to SRFG as of the date hereof:

            (a) Organization, etc. Sears has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the State of New York, and has full corporate power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

            (b) Due Authorization. The execution, delivery and performance by Sears of this Agreement have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Amended and Restated Certificate of Incorporation or By-Laws of Sears, and do not and will not conflict with or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it or its subsidiaries (whether or not consolidated) taken as a whole, or to the best of Sears knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Agreement is the valid, binding and enforceable obligation of Sears except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally, general principles of equity (whether considered in a proceeding at law or in equity) or the discretion of the court before which any proceeding therefor may be brought.

            (c) Accuracy of Information. All information heretofore furnished by Sears in writing to SRFG for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified.

            (d) Transfer of Receivables. As of the Closing Date, each Receivable then existing on such date will be, to the best knowledge of Sears, an Eligible Receivable. In the case of Additional Accounts, as of any Addition Date, each Receivable then existing under such Additional Accounts will be, to the best knowledge of Sears, an Eligible Receivable.

            (e) Creation of Receivables. As of the date of the creation of any Receivable subsequent to the Cut-Off Date, such Receivable will be, to the best knowledge of Sears, an Eligible
Receivable.

            (f) Selection of Accounts. The Accounts were not selected on any basis indicative of creditworthiness, except that Charged-Off Accounts were not included.

            (g) Adverse Proceedings. To the best knowledge of Sears, there are no proceedings or investigations pending against Sears before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Sears (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling which in the judgment of Sears would materially and adversely affect the performance by Sears of its obligations under this Agreement or the validity or enforceability of this Agreement.


                               ARTICLE IV

                             ADDITIONAL ACTS

            Section 4.01 Computer Files Marked. Sears shall at its own expense, on or prior to the date hereof, indicate in its computer files or in the computer files of its affiliates, as applicable, that Receivables created in connection with the Accounts have been sold or otherwise conveyed to SRFG pursuant to this Agreement and the Contribution Agreement and deliver to SRFG (or to the Trustee on SRFG's behalf) a computer file, hard copy or microfiche list containing a true and complete list of all such Accounts, identified by account number.

            Section 4.02 Evidence of UCC Filing. Simultaneously herewith, Sears shall record and file, at its own expense, one or more financing statements with respect to the Receivables now existing and hereafter created for the sale or transfer of accounts, general intangibles or chattel paper as defined in Sections 9-105 and 9-106 of the UCC as in effect in the State of Illinois meeting the requirements of Illinois law in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to SRFG, and shall deliver a file-stamped copy of such financing statement or other evidence of such filing to SRFG.

            Section 4.03 Receivables Purchase Price. Simultaneously herewith, SRFG shall deliver to Sears the Receivables Purchase Price in such manner as Sears may specify.


                                ARTICLE V

                           COVENANTS OF SEARS

             Sears agrees with SRFG as follows, provided, however, that to the extent that any provision of this Article V conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern:

            Section 5.01  Protection of Right, Title and Interest.

            (a) Initial Filing. Sears shall cause all financing statements and continuation statements and any other necessary documents covering SRFG's right, title and interest to the Receivables to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of SRFG hereunder to all property sold, transferred, assigned or otherwise conveyed hereunder. Sears shall deliver to SRFG file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. SRFG shall cooperate fully with Sears in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.01(a).

            (b) Name Change. Within fifteen days after Sears makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in Illinois, Sears shall give SRFG notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the SRFG security interest in the Receivables and the proceeds thereof.

            Section 5.02 Security Interests. Except for the conveyances hereunder and pursuant to the Contribution Agreement and the Pooling and Servicing Agreement, Sears will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether existing as of the Cut-Off Date or thereafter created, or any interest therein, and Sears shall defend the right, title and interest of SRFG in, to and under such Receivables, whether existing as of the Cut-Off Date or thereafter created, against all claims of third parties claiming through or under Sears; provided, however, that Sears obligations under this Section 5.02 shall terminate upon the termination of the Sears Credit Account Trust 1991 D pursuant to the Pooling and Servicing Agreement. The conveyance of existing or future Receivables to SRFG, or grant of a security interest therein, under this Agreement shall, in the case of Receivables arising under a Credit Agreement that constitutes chattel paper or a part of chattel paper be deemed to include a conveyance of an interest in, or grant of security interest in, such chattel paper, to the extent necessary to fully perfect the interest of SRFG, in such Receivables.

            Section 5.03 Credit Agreements and Guidelines. Sears shall service and administer the Accounts in a particular state or similar jurisdiction in accordance with policies identical to those used in servicing and administering the accounts of Sears or one of its affiliates, as applicable, that are substantially similar to the Accounts in such jurisdiction. The terms and provisions of a Credit Agreement may be changed in any respect (including, without limitation, the calculation of the amount, or the timing, of charge-offs) only if such change is made applicable to the entire portfolio of accounts of Sears or one of its affiliates, as applicable, that are substantially similar to the Accounts, obligors of which are resident in a particular affected state or similar jurisdiction, and not only to Accounts.

            Section 5.04 Account Allocations. In the event that Sears is unable for any reason to transfer Add-ons to SRFG in accordance with the provisions of this Agreement and the Contribution Agreement (including, without limitation, by reason of any governmental agency having regulatory authority over Sears or any court of competent jurisdiction ordering that Sears not convey any Add-ons to SRFG) then, in any such event, Sears agrees to allocate and pay to SRFG, after the date of such inability, all Collections with respect to Principal Receivables, and all amounts which would have constituted Collections with respect to Add-ons which would have been Principal Receivables but for Sears inability to transfer such Add-ons; and Sears agrees to have such amounts applied as Collections in accordance with Section 2.01(b) and Article VI hereof and in accordance with the Pooling and Servicing Agreement. If Sears is unable pursuant to any Requirement of Law to allocate Collections as described above, Sears agrees that it shall, in any such event, allocate after such date payments to each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with Section 2.01(b) and Article VI of this Agreement and in accordance with the Contribution Agreement and the Pooling and Servicing Agreement. The parties hereto agree that Receivables with respect to finance charges, whenever created, accrued in respect of Principal Receivables which have been conveyed to SRFG by Sears shall continue to be owned by SRFG notwithstanding any cessation of the transfer of additional Principal Receivables to SRFG and Collections with respect thereto shall continue to be allocated and paid in accordance with Article VI hereof.

            Section 5.05 Additional Accounts. Upon the request of SRFG, Sears shall designate from time to time additional credit accounts ("Additional Accounts") of Sears to be included as Accounts and contributed to SRFG pursuant to the Contribution Agreement or, at Sears written election, sold to SRFG pursuant hereto. Any designation of Additional Accounts shall be effective as of the Additional Account Cut-Off Date specified by SRFG and set forth in the Additional Assignment (as defined below), and shall be accomplished by the delivery to SRFG by Sears of an executed written assignment (the "Additional Assignment") substantially in the form of Annex A to the Contribution Agreement (or, if Sears has elected in writing to sell such additional accounts to SRFG, substantially in the form of Annex A hereto) and a computer file, hard copy or microfiche list containing a true and complete list of all Additional Accounts identified by account number. If Sears has elected in writing to sell such Additional Accounts to SRFG, such Additional Assignment shall also be accompanied by the payment to Sears by SRFG of funds sufficient to purchase the Receivables in such Additional Accounts on the same terms that SRFG purchases Add-ons pursuant to Section 6.03 hereof.

            Section 5.06 Repurchase Obligations of Sears Relating to the Agreement and the Receivables.

            (a) Binding Obligation; Valid Transfer and Assignment. If as of the date of this Agreement or as of any date on which there is an assignment of Additional Accounts:

                  (i) this Agreement does not constitute a legal, valid and binding obligation of Sears enforceable against Sears in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy or other similar laws of general application affecting the enforcement of creditors' rights in the case of the insolvency, bankruptcy or similar event with respect to Sears or general equity principles;

                  (ii) this Agreement or appropriate assignment, as the case may be, constitutes a sale or transfer of the Receivables existing as of the Cut-Off Date and thereafter created, and of all proceeds (as defined in the UCC as in effect in the State of Illinois) of such Receivables, but does not constitute a valid transfer and assignment to SRFG of all right, title and interest of Sears in and to such property, or such property will not be owned by SRFG free and clear of any Lien of any Person claiming through or under Sears; or

                  (iii) any of the representations and warranties under Sections 3.02(a), (b) or (c) hereof are not true and correct and such breach is not cured within 60 days (or such longer period as may be agreed to by SRFG) after receipt of written notice by Sears, then a Portfolio Repurchase Event shall have occurred.

            (b) Repurchase of Portfolio. If at any time a Portfolio Repurchase Event shall have occurred and be continuing, SRFG, by notice then given in writing to Sears, may direct Sears to purchase an amount of Principal Receivables (as specified below) within 60 days of such notice, or within such longer period as may be specified in such notice, and Sears shall be obligated to purchase such Receivables on a Distribution Date occurring within such period on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, at any time during such period, such Portfolio Repurchase Event shall not adversely affect in any material respect the interests of SRFG. Sears shall pay SRFG on the Distribution Date an amount equal to the purchase price for such Receivables. The purchase price will be equal to the amount of Principal Receivables at the end of the Due Period related to such Distribution Date; provided, however, that if an assignment of Additional Accounts results in a Portfolio Repurchase Event, only the Receivables of such Additional Accounts shall be repurchased at a price equal to the amount of Principal Receivables at the end of the Due Period related to such Distribution Date that are attributable to the Additional Accounts. Payment of the purchase price shall be considered a repayment in full of such Receivables. On the Distribution Date on which such payment is made, the Receivables to be so purchased and all the monies due or to become due with respect thereto and all proceeds of such Receivables shall be released to Sears, and SRFG shall execute and deliver such instruments of transfer or assignment, including, without limitation, any document necessary to release SRFG's interest in such Receivables and to release any filing evidencing, perfecting or continuing such interest, in each case without recourse, representation or warranty (except for the warranty that since the date of transfer by Sears under this Agreement SRFG has not sold, transferred or encumbered any such Receivables or interest therein other than pursuant to the Pooling and Servicing Agreement), as shall be reasonably requested by Sears to vest in Sears, or its designee or assignee, all right, title and interest of SRFG in and to such Receivables, all monies due or to become due with respect thereto and all proceeds of such Receivables.

            (c) Eligibility of Receivables. In the event that any representation or warranty under Section 3.02(d) or 3.02(e) hereof is not true and correct in any material respect as of the date specified therein with respect to any Receivable and such breach has a material adverse effect on SRFG's interest in the Receivables and is not cured within 60 days (or such longer period as may be agreed to by SRFG) after receipt of written notice by Sears, then a Receivable Repurchase Event shall have occurred. The determination of materiality pursuant to this subsection (c) shall be made by an officer of Sears in his sole reasonable judgment; provided, however, that if the aggregate amount of Ineligible Receivables as of the last day of the immediately preceding Due Period exceeds five percent of the interest of SRFG in the Receivables as a whole as of the last day of the immediately preceding Due Period, an officer of Sears will be deemed to have made an affirmative determination of such materiality.

            (d) Purchase of Ineligible Receivables. If at any time a Receivable Repurchase Event shall have occurred and be continuing, Sears shall purchase all the Receivables in each Account in which there is any Receivable as to which such event relates (an "Ineligible Receivable") on the terms and conditions set forth below. Sears shall purchase all the Receivables in each Account with an Ineligible Receivable on the Distribution Date related to the then current Due Period by paying SRFG the face amount of such Ineligible Receivables. Such payment shall be considered a repayment in full of such Receivables. Upon each such purchase by Sears of Receivables, SRFG shall automatically and without further action be deemed to sell, transfer, assign and otherwise convey to Sears, without recourse, representation or warranty (except for the warranty that since the date of transfer by Sears under this Agreement SRFG has not sold, transferred or encumbered any such Receivable or interest therein other than pursuant to the Pooling and Servicing Agreement), all the right, title and interest of SRFG in and to such Receivables, all monies due or to become due with respect thereto, all proceeds thereof and all Receivables thereafter created in such Account. SRFG shall execute such documents and instruments of transfer or assignment, including, without limitation, any document necessary to release SRFG's interest in such Receivables and to release any filing evidencing, perfecting or continuing such interest and take such other actions as shall reasonably be requested by Sears to effect the conveyance of such Receivables pursuant to this subsection. The obligation of Sears to purchase any Ineligible Receivables shall constitute the sole remedy available to SRFG for a Receivable Repurchase Event.

            Section 5.07 Receivables Not to be Evidenced by Promissory Notes. Sears will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in the State of Illinois) except in connection with its enforcement or collection of an Account.


                               ARTICLE VI

                               COLLECTIONS

            Section 6.01 Statement. On each Distribution Date, Sears shall deliver to SRFG a statement dated such Distribution Date and accompanied by such information as SRFG may reasonably request as long as it can be provided without unreasonable effort and expense to Sears; provided, however, that such statement shall set forth (i) the amount of Collections for the related Due Period and (ii) the amount of such Collections owned by SRFG pursuant to the Pooling and Servicing Agreement but retained by Sears as a loan from SRFG pursuant to Section 2.01(b) hereof.

            Section 6.02 Servicing Fee. As compensation for its servicing of the Accounts hereunder and under the Contribution Agreement and the Pooling and Servicing Agreement, and as reimbursement of its expenses as set forth in the immediately following paragraph, Sears shall be entitled to receive a monthly servicing fee in respect of any Due Period (or portion thereof) (the "Seller Monthly Servicing Fee"), payable in arrears on each Distribution Date in an amount equal to the excess of the Monthly Servicing Fee over the Investor Monthly Servicing Fee, as such terms are defined in the Pooling and Servicing Agreement. Sears may deduct the Seller Monthly Servicing Fee from any funds otherwise to be disbursed by Sears to SRFG pursuant to the Pooling and Servicing Agreement thereunder and Section 2.01(b).

            Sears expenses include the reasonable fees and disbursements of independent accountants and all other expenses incurred by Sears in connection with its activities hereunder. Sears shall be required to pay such expenses for its own account, and shall not be entitled to any payment from SRFG therefor other than the Seller Monthly Servicing Fee.

            Section 6.03 Purchase of Add-ons. On each Distribution Date, after giving effect to any transactions on such day pursuant to
Article IV of the Pooling and Servicing Agreement, SRFG shall purchase from Sears, and Sears shall sell, for cash or for cancellation of indebtedness, all Add-ons created in the Accounts during the Due Period related to such Distribution Date; provided, however, that Sears may, at its option, elect to contribute such Add-ons to SRFG pursuant to the Contribution Agreement. Such purchases of Add-ons shall (i) be on such terms between SRFG and Sears as at the time of acquisition by SRFG shall not in the opinion of SRFG be materially less favorable to SRFG than accepted credit practice for transactions of a generally similar character and (ii) be acquired by SRFG on a basis which in the opinion of SRFG reasonably reflects the general credit conditions at the time of the acquisition taking into account the quality of such Add-ons and other pertinent factors.


                               ARTICLE VII

                        MISCELLANEOUS PROVISIONS

            Section 7.01 Obligations of Sears. The obligations of Sears to SRFG under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Account.

            Section 7.02 Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by Sears and SRFG. Sears and SRFG shall promptly give notice of any such amendment to Moody's Investors Service Inc.

            Section 7.03 Waivers. No failure or delay on the part of SRFG in exercising any power, right or remedy under this Agreement or any Additional Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

            Section 7.04 Notices. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex. In the case of Sears, such notice shall be directed to the attention of Senior Vice President, General Counsel and Secretary, and in the case of SRFG such notice shall be directed to the attention of the Secretary.

            Section 7.05 Costs and Expenses. In addition to paying all expenses of SRFG incurred in connection with the issuance of the Investor Certificates pursuant to the Pooling and Servicing Agreement, Sears agrees to pay all reasonable out-of-pocket costs and expenses of SRFG, excluding fees and expenses of counsel, in connection with the perfection as against third parties of SRFG's right, title and interest in and to the Receivables and the enforcement of any obligation of Sears hereunder.

            Section 7.06 Confidential Information. SRFG agrees that it will neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of SRFG's rights hereunder, under the Accounts, under any Pooling and Servicing Agreement or as required by law.

            Section 7.07 Headings and Cross-references. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

            Section 7.08  Governing Law.  This Agreement and each
assignment shall be governed by and construed in accordance with the internal laws of the State of Illinois.

            Section 7.09 Effectiveness. The parties hereto shall deem this Agreement to be effective as of October 3, 1991. The Additional Assignment No. 1, dated as of May 6, 1992, by Sears to SRFG, shall not be affected hereby and shall be deemed to be an amendment hereto.


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of this 31st day of March, 1995.

                              SEARS, ROEBUCK AND CO.


                              By:
                              Name: Alice M. Peterson
                              Title:      Vice President and Treasurer


                              SEARS RECEIVABLES FINANCING GROUP, INC.


                              By:
                                    Name: Larry R. Raymond
                                    Title:      Vice President, Finance




                                                            ANNEX A

                      FORM OF ADDITIONAL ASSIGNMENT

            ADDITIONAL ASSIGNMENT No. _____, dated as of _________, 19__, by Sears, Roebuck and Co., a New York corporation ("Sears"), to Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG"), pursuant to the Purchase Agreement referred to below.

                          W I T N E S S E T H:

            WHEREAS, Sears and SRFG are parties to the First Amended and Restated Purchase Agreement, dated as of October 3, 1991 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Purchase Agreement");

            WHEREAS, pursuant to the Purchase Agreement, Sears wishes to designate Additional Accounts to be included as Accounts and SRFG wishes to purchase the Receivables of such Additional Accounts, now existing and hereafter created (as each such term is defined in the Purchase Agreement).

            NOW THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, SRFG and Sears hereby agree as follows:

            1. Defined Terms. All capitalized terms defined in the Purchase Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

            "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, ________, 19___.

            "Additional Account Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, the first day of the Due Period ending in ___________, 19___.

            2. Designation of Additional Accounts. Sears does hereby deliver herewith a computer file, hard copy or microfiche list containing a true and complete list of each credit account which as of the Additional Account Cut-Off Date shall be deemed to be an Additional Account, such accounts being identified by account number. Such list is marked as Schedule 1 to this Additional Assignment and is hereby incorporated into and made a part of this Additional Assignment and
Schedule 1 attached to the Pooling and Servicing Agreement.

            3.    Conveyance of Receivables.

            (a) Sears hereby sells, transfers, assigns and otherwise conveys to SRFG, without recourse, all right, title and interest of Sears in and to the Receivables existing on and after the Additional Account Cut-Off Date and thereafter created in the Additional Accounts designated hereby, all monies due or to become due or to become due with respect thereto, and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Illinois) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such sale, transfer, assignment or conveyance is deemed not to constitute a valid transfer and assignment to SRFG of all right, title and interest of Sears in and to such property, Sears does hereby grant to SRFG a security interest therein.

            (b) In connection with such sale, Sears agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables) for the sale of accounts, general intangibles or chattel paper as defined in Sections 9-105 and 9-106 of the UCC as in effect in the State of Illinois meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of such Receivables to SRFG, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to SRFG on or prior to the date of this Additional Assignment.

            (c) In connection with such sale, Sears further agrees, at its own expense, on or prior to the date of this Additional Assignment to indicate, or to cause to be indicated, in Sears computer files or in the computer files of an affiliate of Sears, as applicable, that Receivables created in connection with the Additional Accounts designated hereby have been sold to SRFG pursuant to this Additional Assignment.

            4. Acceptance by SRFG. SRFG hereby acknowledges its acceptance of all right, title and interest previously held by Sears in and to the Receivables now existing and hereafter created in the Additional Accounts designated hereby. SRFG further acknowledges that, prior to or simultaneously with the execution and delivery of this Additional Assignment, Sears delivered to SRFG (or to the Trustee on SRFG's behalf) the computer file, hard copy or microfiche list described in Section 2 of this Additional Assignment.

      5. Amendment of the Purchase Agreement. The Purchase Agreement is hereby amended by providing that all references to the "Purchase Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Purchase Agreement as supplemented by this Additional Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Purchase Agreement.

            6. Counterparts. This Additional Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.


            IN WITNESS WHEREOF, the undersigned have caused this Additional Assignment of Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                              SEARS, ROEBUCK AND CO.


                              By:
                                    Name:
                                    Title:


                              SEARS RECEIVABLES FINANCING GROUP, INC.


                              By:
                                    Name:
                                    Title: